Memorandum No. _____________

Name of Offeree:______________

NEAH POWER SYSTEMS, INC.

SUBCRIPTION AND

INVESTMENT REPRESENTATION AGREEMENT

SUBSCRIPTION AND INVESTMENT REPRESENTATION AGREEMENT

for a Private Offering of up to a maximum of 5,000,000 shares of Common Stock

(Minimum Offering of 1,000,000)

(the “Offering”)

The undersigned, ___________________________________________ (the “undersigned” or the “Investor”), hereby subscribes for the purchase of _____________ shares of common stock, par value $.001 per share (the “Shares”) of Neah Power Systems, Inc., a Nevada corporation (the “Company”) at a purchase price of $0.50 per share.    The undersigned herewith submits the undersigned’s check or effects a wire transfer of immediately available funds in the amount of  $_________ (which equals the number of Shares multiplied by the offering price of $0.50 per share) in full payment for such Shares (the “Subscription Price”).  In exchange for such payment of the Subscription Price, the Company shall issue the Shares to the undersigned. Subscriber understands that (i) the Company will deduct from the gross proceeds of each subscription amounts necessary to cover expenses incurred in connection with the Offering as are set forth in the Private Offering Memorandum, dated April 21, 2006 (the “Memorandum”) which has been issued in connection with the offering) and (ii) the Company may utilize the proceeds of this Offering after its receipt of minimum gross proceeds in the amount of $500,000.  Upon the achievement by the Company of such minimum offering amount, all net proceeds (after deducting any selling commissions and payment of fees and expenses) will be deposited in the capital account of the Company and will be available for immediate use in accordance with the terms of the Memorandum.

The undersigned understands that (i) the Company is offering up to 5,000,000 shares of its common stock, (ii) the Company must sell a minimum of 1,000,000 shares to complete the Offering, (iii) the offering and sale of the Notes is being made on best efforts basis (subject to the minimum offering amount of 1,000,000 shares) by the Company, (iv) any dealers selling shares in this Offering on behalf of the Company may receive commissions of up to 8% of the aggregate purchase price of the shares sole by them.

Payment of the Subscription Price shall be in cash.  However, upon request of the undersigned, the Company may agree, in the exercise of its sole and absolute discretion, to accept payment of the Subscription Price by payment of (a) a minimum of twenty-five percent (25%) of the full Subscription Price in cash, and (b) the seventy-five percent (75%) balance by delivery of the undersigned’s full recourse 6% promissory note (the “Note”).  If and to the extent accepted by the Company, such Note shall: (a) be due and payable (i) as to 50% of the principal amount and accrued interest on a date that shall not be more than 30 days from the date of this Agreement, and (ii) as to the unpaid balance of principal and accrued interest on a date that shall not be more than 60 days from the date of this Agreement; and (b) be in form and content otherwise satisfactory to the Company.  In the event the Company elects to accept partial payment  in the form of a Note, as aforesaid, the obligations of the undersigned under such Note shall be secured by a pledge of all of the Shares purchased by the undersigned pursuant to this Agreement, all pursuant to the terms and conditions of a pledge agreement in form and content satisfactory to the Company (the “Pledge Agreement”).

The undersigned hereby agrees to send payment of the $_________ Subscription Price either:

a.

by mailing a check, payable to:

Neah Power Systems, Inc.

22122 20th Ave SE, Suite 161

Bothell, Washington 98021; or

b.

wiring payment of the Subscription Price to:

Silicon Valley Bank

3003 Tasman Drive, HF 120

Santa Clara, CA  95054

ABA # 121 140 399

Account Number # 3300156900

Account Name: Neah Power Systems

In either case, the undersigned agrees to execute this Subscription and Investment Representation Agreement and the Registration Rights Agreement accompanying this Subscription and Investment Representation Agreement and (if applicable, a Note and Pledge Agreement), and mailing all such documents to:

Neah Power Systems, Inc.,

22122 20th Ave SE, Suite 161,

Bothell, Washington 98021

attn:  Paul Abramowitz, Chief Executive Officer.

Consummation of the sale of the Shares to the undersigned and to all other Investors in connection with the Offering shall be completed on or before April 30, 2006 (the “Closing Date”), unless such Closing Date shall be extended by the Company for an additional period of up to 90 days, or until July 31, 2006.

1.

CERTAIN REPRESENTATIONS OF THE SUBSCRIBER

In connection with, and in consideration of, the sale of the Shares to the undersigned, the undersigned hereby represents and warrants to the Company and its officers, directors, employees, agents and shareholders that the undersigned:

(a)

Has received and is familiar with (i) a copy of the Memorandum issued in connection with this Offering, including unaudited financial statements of the Company and (ii) such other documents and information as the undersigned has received from the Company upon request (collectively, the “Company Materials”).

(b)

Has had an opportunity to review and ask questions of an officer of the Company, concerning the Company Materials and desires no further information respecting such Company Materials.

(c)

Realizes that the Company has incurred losses since its inception and must raise additional funds to support its operations and to develop, manufacture and sell its energy storage products and technologies essential to its longer-term viability.

(d)

Realizes and accepts the personal financial risk attendant to the fact that that purchase of the Shares represents a speculative investment involving a high degree of risk, and should not be purchased by any persons not prepared to lose their entire investment.

(e)

Realizes that the Company may offer other securities from time to time on terms and conditions that are different from the terms of the Offering.

(f)

Realizes that (i) the Company’s securities are listed on the OTC Pink Sheets market which is characterized by volatility and limited liquidity which could make it difficult or impossible to sell or otherwise the Shares, (ii) although the Company intends to seek to have its common stock accepted for trading on the OTC Bulletin Board, it may not be able to do so and (iii) the Company’s common stock has not been registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which registration will be required in order for such common stock to be admitted for trading on the OTC Bulletin Board.

(g)

Can bear the economic risk of an investment in the Shares for an indefinite period of time, can afford to sustain a complete loss of such investment, has no need for liquidity in connection with an investment in the Shares, and can afford to hold the Shares indefinitely.

(h)

Realizes that unless and until the Company registers its common stock under the Exchange Act it will not be required to file periodic reports, including its audited financial statements with the Securities and Exchange Commission thereunder.

(i)

Realizes that the Securities have not been registered for sale under the Securities Act of 1933, as amended (the “Act”), or applicable state securities laws (the “State Laws”), and they may be sold only pursuant to registration under the Act and State Law, or an opinion of counsel that such registration is not required.

(j)

Acknowledges that Bert Martin Arnold Securities, Inc. is acting as a placement agent for the Company in connection with the sale of the Shares and will receive (a) cash fees equal to 8% of the gross proceeds from the sale of all Shares, up to a maximum of $160,000 in cash fees, and (b) warrants to purchase 10% of the total number of Shares sold in this offering at an exercise price of $0.60 per share.

(k)

Is experienced and knowledgeable in financial and business matters, capable of evaluating  the merits and risks of investing in the Securities and does not need or desire the assistance of a knowledgeable representative to aid in the evaluation of such risks (or, in the alternative, has a knowledgeable representative whom such investor intends to use in connection with a decision as to whether to purchase the Securities).

(l)

Realizes that there are substantial restrictions on the transfer of the Shares.

2.

REPRESENTATIONS AND WARRANTIES OF THE COMPANY.  The Company represents and warrants to and agrees with Investor, as follows:

(a)

The Company Materials as of their respective dates do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(b)

The Company is authorized to issue 500,000,000 shares of its Common Stock and 25,000,000 shares of our preferred stock. As of March 31, 2006, an aggregate of 36,685,401 shares of Common Stock are issued and outstanding, 6,500,000 shares of convertible Series A Preferred Stock (convertible into approximately 58,875,030 shares of Common Stock) are issued and outstanding, a maximum of 2,502,000 shares of Common Stock are issuable upon conversion of $500,400 of 8% convertible notes, and 10,342,500 additional shares of Common Stock are reserved for issuance upon exercise of outstanding stock options and warrants (exclusive of the potential issuance of 4,705,000 shares of Common Stock to Novellus Systems, Inc. under a proposed technology collaboration agreement).

(c)

All of the outstanding shares of capital stock of the Company and the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable.

(d)

The Company has the requisite corporate power and authority to enter into and execute, deliver and perform its obligations under this Agreement. This Agreement has been duly and validly authorized by the Company and, when executed and delivered by the Company, will constitute a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms except as the enforcement hereof may be limited by (A) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally or (B) general principles of equity and the discretion of the court before which any proceeding therefore may be brought (regardless of whether such enforcement is considered in a proceeding at law or in equity) (collectively, the "Enforceability Exceptions").

(e)

The Shares have been duly authorized and, when issued upon payment thereof in accordance with this Agreement, will have been validly issued, fully paid and nonassessable.  The stockholders  of the Company have no preemptive or similar rights with respect to the Common Stock.

(f)

The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby and the fulfillment of the terms hereof will not violate, conflict with or constitute or result in a breach of or a default under  (i) the articles of incorporation or bylaws of any of the Company or its subsidiary (or similar organizational document) or (ii) any statute, judgment, decree, order, rule or regulation of any court or governmental agency or other body applicable to the Company or its subsidiary or any of their respective properties or assets.

3.

COVENANTS AND AGREEMENTS OF THE COMPANY.

(a)

   Promptly following the Closing Date (and in no event later than sixty (60) days thereafter), the Company shall cause to be filed with  the United States Securities and Exchange Commission (“SEC”) a Form 10 registration statement in order to register the publicly traded shares of Company Common Stock under The Securities Exchange Act of 1934, as amended (the “Exchange Act”).  In addition, the Company shall cause to be filed with the National Association of Securities Dealers, Inc. (“NASD”), a Form 15c-211 to cause the Company Common stock to be listed for trading on a “U.S. National Securities Exchange” defined below.

(b)

    The Company shall use its best efforts to cause the Form 10-SB registration statement (the  “Registration Statement”), to be declared effective by the SEC (including responding to all comments by the SEC to the SEC’s satisfaction) and to have shares of Company Common Stock approved for trading on the OTC-Bulletin Board  (the “Bulletin Board”), as soon as practicable thereafter.

(c)

The Company shall, not later than 90 days after the date of completion of this Offering, file a Form SB-2 registration statement (or other applicable form for registering securities for resale) under the Securities Act of 1933, as amended (the “Securities Act”) in order to register all of the Shares sold in the Offering for resale under the Securities Act, and shall use its best efforts to cause such registration statement to be declared effective by the SEC as soon thereafter as is practicable.

BY HIS OR ITS EXECUTION OF THIS AGREEMENT, THE UNDERSIGNED INVESTOR ACKNOWLEDGES AND AGREES THAT THE COVENANTS AND AGREEMENTS OF THE COMPANY SET FORTH IN THIS SECTION 3 REPRESENT ONLY THE COMPANY’S COMMITMENT TO USE ITS REASONABLE BEST EFFORTS TO CONSUMMATE THE OTC BULLETIN BOARD LISTING.  THERE CAN BE NO ASSURANCE THAT SUCH LISTING SHALL BE CONSUMMATED.   THE COMPANY SHALL HAVE NO LIABILITY TO THE INVESTOR OR ANY OTHER HOLDERS OF ITS COMMON STOCK IN THE EVENT IT IS UNABLE, NOTWITHSTANDING ITS REASONABLE BEST EFFORTS, TO CONSUMMATE SUCH LISTING.

4.

INVESTMENT INTENT

The undersigned has been advised that the Shares have not been registered under the Act or relevant State Laws but are being offered, and will be offered, and sold pursuant to exemptions from the Act and State Laws, and that the Company’s reliance upon such exemption is predicated in part on the undersigned’s representations contained herein.  The undersigned represents and warrants that the Shares are being purchased for the undersigned’s own account and for long term investment and without the intention of reselling or redistributing the Shares; that the undersigned has made no agreement with others regarding any of the Shares; and that the undersigned’s financial condition is such that it is not likely that it will be necessary for the undersigned to dispose of any of the Shares in the foreseeable future.  The undersigned is aware that (a) there is presently no public market for the Shares, and in the view of the Securities and Exchange Commission a purchase of securities with an intent to resell by reason of any foreseeable specific contingency or anticipated change in market values, or any change in the liquidation or settlement of any loan obtained for the acquisition of any of the Shares and for which the Shares were or may be pledged as security would represent an intent inconsistent with the investment representations set forth above, and (b) the transferability of the Shares will be further restricted by a legend placed on the certificate(s) representing the Shares containing substantially the following language:

The securities represented by this certificate have not been registered under either the Securities Act of 1933 or applicable state securities laws and may not be sold, transferred, assigned, offered, pledged or otherwise distributed for value unless there is an effective registration statement under such Act and such laws covering such securities, or the Company receives an opinion of counsel acceptable to the Company stating that such sale, transfer, assignment, offer, pledge or other distribution for value is exempt from the registration and prospectus delivery requirements of such Act and such laws.

The undersigned further represents and agrees that if contrary to the undersigned’s foregoing intentions, the undersigned should later desire to dispose of or transfer any of the Shares in any manner, the undersigned shall not do so without first obtaining (1) an opinion of counsel satisfactory to the Company that such proposed disposition or transfer may be made lawfully without the registration of such Securities pursuant to the Act and applicable State Laws, or (2) registration of such Securities (it being expressly understood that the Company shall not have any obligation to register such Shares except as explicitly provided by written agreement).

5.

RESIDENCE

The undersigned represents and warrants that the undersigned is a bona fide resident of the State of _________________________ and that the Shares are being accepted by the undersigned in the undersigned’s name solely for the undersigned’s own beneficial interest and not as nominee for, on behalf of, for the beneficial interest of, or with the intention to transfer to, any other person, trust or organization except as specifically set forth in this Agreement).

PARAGRAPH 6 BELOW IS REQUIRED IN CONNECTION WITH EXEMPTIONS FROM THE ACT AND STATE LAWS BEING RELIED ON BY THE COMPANY WITH RESPECT TO OFFER AND SALE OF THE SHARES.  ALL OF SUCH INFORMATION WILL BE KEPT CONFIDENTIAL AND WILL BE REVIEWED ONLY BY THE COMPANY, ITS AGENTS AND THEIR COUNSEL.  THE UNDERSIGNED AGREES TO FURNISH ANY ADDITIONAL INFORMATION WHICH THE COMPANY OR ITS COUNSEL DEEMS NECESSARY IN ORDER TO VERIFY THE RESPONSES SET FORTH ABOVE.

6.

ACCREDITED STATUS

The undersigned represents and warrants as follows (check if applicable):

a.

Accredited Investor: Individual

(1)_______ The undersigned is an individual with a net worth, or a joint net worth together with his or her spouse, in excess of $1,000,000.  (In calculating net worth, you may include equity in personal property and real estate, including your principal residence, cash, short term investments, stock and securities.  Equity in personal property and real estate should be based on the fair market value of such property minus debt secured by such property.)

(2)________ The undersigned is an individual who had an individual income in excess of $200,000 in each of the prior two years and reasonably expects an income in excess of $200,000 in the current year; or

(3)________ The undersigned is an individual who had with his/her spouse joint income in excess of $300,000 in each of the prior two years and reasonably expects an income in excess of $300,000 in the current year.

(4)________ The undersigned is a director or executive officer of the Company.

b.

Accredited Investor: Entity

(1)________ The undersigned is an entity all of whose equity owners meet one of the tests set forth in a through d above.

(2)________ The undersigned is an entity and is an “Accredited Investor” as defined in Rule 501(a) of Regulation D under the Act.  This representation is based on the following (check one or more, as applicable):

(a)______ The undersigned (or in the case of a trust, the undersigned trustee) is a bank or savings and loan association as defined in Sections 3(a)(2) and 3(a)(5)(A) of the Act, acting either in its individual or fiduciary capacity.

(b)______ The undersigned is an insurance company as defined in Section 2(13) of the Act.

(c)_______ The undersigned is an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act.

(d)________ The undersigned is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

(e)________ The undersigned is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 and either (check one of more, as applicable):

(i)________ the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment advisor; or

(ii)________ the employee benefit plan has total assets in excess of $5,000,000; or

(iii)________ the plan is a self-directed plan with investment decisions made solely by persons who are “Accredited Investors” as defined under the 1933 Act.

(f)________ The undersigned is a private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.

(g)________ The undersigned has total assets in excess of $5,000,000, was not formed for the specific purpose of acquiring shares of the Company and is one or more of the following (check one or more, as appropriate):

 (i)________an organization described in Section 501(c)(3) of the Internal Revenue Code; or

(ii)________ a corporation; or

(iii)________ a Massachusetts or similar business, trust; or

(iv)________ a partnership.

(h)_________ The undersigned is a trust with total assets exceeding $5,000,000, which was not formed for the specific purpose of acquiring shares of the Company and whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he/she is capable of evaluating the merits and risks of the investment in the Securities.  IF ONLY THIS RESPONSE IS CHECKED, PLEASE CONTACT THE COMPANY TO RECEIVE AND COMPLETE AN INFORMATION STATEMENT BEFORE THIS SUBSCRIPTION CAN BE CONSIDERED BY THE COMPANY.

7.

MANNER IN WHICH TITLE TO THE COMMON STOCK IS TO BE HELD

Please check one:

______Individual

______Joint Tenant with Right of Survivorship

______Partnership

______Tenants in Common

______Corporation

______Other (Specify_____________________)

8.

MISCELLANEOUS

(a)

The undersigned agrees that the undersigned understands the meaning and legal consequences of the agreements, representations, and warranties contained herein; agrees that such agreements, representations and warranties shall survive and remain in full force and effect after the execution of the Securities; and further agrees to indemnify and hold harmless the Company, each current and future officer, director, employee, agent and shareholder from and against any and all loss, damage or liability due to, or arising out of, a breach of any agreement, representation or warranty of the undersigned contained herein.

(b)

This Agreement shall inure to the benefit of and be binding upon Investor and the Company and their respective successors and legal representatives. Neither the Company nor any Investor may assign this Agreement or any rights or obligation hereunder without the prior written consent of the other party.

(c)

This Agreement constitutes the entire agreement among the parties hereto and supersedes all prior agreements, understandings and arrangements, oral or written, among the parties hereto with respect to the subject matter hereof and thereof.

(d)

If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby.

(e)

THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT, AND THE TERMS AND CONDITIONS SET FORTH HEREIN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEVADA, WITHOUT GIVING EFFECT TO PROVISIONS RELATING TO CONFLICTS OF LAW TO THE EXTENT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.  THE PARTIES HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREE THAT ACTIONS, SUITS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT MAY BE BROUGHT ONLY IN STATE OR FEDERAL COURTS LOCATED IN NEVADA AND HEREBY SUBMIT TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS FOR SUCH PURPOSE.

(f)

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(g)

Facsimile signatures shall be construed and considered original signatures for purposes of enforcement of the terms of this agreement.

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

INDIVIDUAL SUBSCRIBERS:

___________________________________________

Signature

____________________________________________

Name (Typed or Printed)

____________________________________________

Street Address

____________________________________________

City, State and Zip Code

___________________________________________

Home Telephone Number

____________________________________________

Social Security Number

Tax Identification Number (for corporations or other entities)

Neah Power Systems, Inc., hereby acknowledges receipt from _____________________________ check in the amount of $_______, and accepts this subscription of _________ Shares as of April __ 2006.

NEAH POWER SYSTEMS, INC.

______________________________________

Signature

_______________________________________________

Name (Typed or Printed)

_______________________________________________

Title

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

ENTITY SUBSCRIBERS:

Name of Entity:

___________________________________________

Signature:

By:_____________________________

____________________________________________

Name (Typed or Printed)

Title:

____________________________________________

Street Address

____________________________________________

City, State and Zip Code

___________________________________________

Home Telephone Number

____________________________________________

Social Security Number

Tax Identification Number (for corporations or other entities)

Neah Power Systems, Inc., hereby acknowledges receipt from _____________________________ check in the amount of $_______, and accepts this subscription of _________ Shares as of April __ 2006.

NEAH POWER SYSTEMS, INC.

______________________________________

Signature

_______________________________________________

Name (Typed or Printed)

_______________________________________________

Title